Exhibit 99.1

Markforged Announces Third Quarter 2024 Results

WALTHAM, Mass. – Markforged Holding Corporation (NYSE: MKFG) (the “Company” or “Markforged”), the company strengthening manufacturing resiliency by enabling industrial production at the point of need, today announced its financial results for the third quarter ended September 30, 2024.

Third Quarter 2024 Financial Results Compared To Third Quarter 2023

•
Revenue was $20.5 million compared to $20.1 million.
•
Gross margin was 49.0% compared to 45.7%.
•
Non-GAAP gross margin was 50.9% compared to 46.9%.
•
Operating expenses were $27.6 million compared to $59.6 million.
•
Non-GAAP operating expenses were $20.5 million compared to $24.9 million.
•
Net loss was $23.4 million compared to net loss of $51.4 million.
•
Non-GAAP net loss was $9.5 million compared to a loss of $13.8 million.
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Cash and cash equivalents, including restricted cash, were $79.5 million as of September 30, 2024, compared to $93.9 million as of June 30 2024. The balance sheet for the quarter ended September 30, 2024 includes restricted cash in the amount of $19.4 million relating to the surety bond entered into following the jury verdict in Continuous Composites litigation. The surety bond was terminated as of October 30, 2024 in connection with the settlement of the Continuous Composites litigation announced on September 23, 2024.

Reconciliations of the non-GAAP financial measures provided in this press release to their most directly comparable GAAP financial measures are provided in the financial tables included at the end of this press release. An explanation of these measures and how they are calculated is also included below under the heading “Non-GAAP Financial Measures.”

“We are pleased with our results in Q3 that were supported by the encouraging adoption of our latest product innovations despite facing a challenging industrial environment,” said Shai Terem, President and CEO of Markforged. “We see positive momentum following the successful launch of metal printing capability for the FX10 in Q3, which is the world’s first industrial 3D printer for metals and composites. Furthermore, we remain excited about the pending acquisition by Nano Dimension and our ability to bring together our pioneering, complementary product portfolios that we expect will further enhance our ability to serve our customers on the manufacturing floor with a more complete offering of highly innovative solutions and a stronger balance sheet to weather this industrial slowdown cycle.”

Business Updates

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Nano Dimension Ltd. (“Nano Dimension”) to Acquire Markforged: On September 25, 2024, Markforged jointly announced with Nano Dimension that Markforged entered into a definitive agreement pursuant to which Nano Dimension will acquire all outstanding shares of Markforged in an all-cash transaction for $5.00 per share, without interest and less any applicable tax withholdings. The transaction, which was unanimously approved by the Boards of Directors of both companies, is expected to close by the first quarter of 2025, subject to the satisfaction or waiver of certain closing conditions, including the approval of the transaction by Markforged’s stockholders, and required regulatory approvals.
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Q3 Performance: Markforged revenues increased by 2.0% year-over-year to $20.5 million in Q3, despite persistently tough market conditions that continue to impact system sales. Consumable and services sales were healthy, up 11.8% and 13.2% year-over-year, respectively. Following the first shipment in Q2, Markforged saw continued traction for its PX100 metal binder jetting system by shipping a second system in Q3. Non-GAAP gross margin for the quarter was 50.9%, up 4.0% from the third quarter of 2023, which was driven by operational efficiencies and product mix.
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Markforged Announces Settlement In IP Litigation: On September 23, 2024, Markforged announced that it entered into a Settlement and Patent License Agreement (the “Settlement Agreement”) in connection with the patent infringement litigation brought by Continuous Composites Inc. (“Continuous Composites”). The Settlement Agreement resolved all claims and counterclaims in this litigation. Under the terms of the Settlement Agreement, Markforged made an up-front payment of $18 million to Continuous Composites on October 10, 2024, and is required to make three additional installment payments thereafter of $1 million, $2 million and $4 million in the fourth quarters of fiscal years 2025, 2026 and 2027, respectively.

No Earnings Call and Guidance

In light of the pending merger transaction with Nano Dimension announced on September 25, 2024, and as is customary during the pendency of such transactions, Markforged will not host an earnings conference call and is not providing forward-looking guidance.

About Markforged

Markforged (NYSE:MKFG) is enabling more resilient and flexible manufacturing by bringing industrial 3D printing right to the factory floor. Our additive manufacturing platform The Digital Forge allows manufacturers to create strong, accurate parts in both metal and advanced composites. With over 10,000 customers in 70+ countries, we’re bringing on-demand industrial production to the point of need. We are headquartered in Waltham, Mass where we design the hardware, software and advanced materials that makes The Digital Forge reliable and easy to use. To learn more, visit www.markforged.com.

Non-GAAP Financial Measures

In addition to our financial results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe that each of non-GAAP gross margin, non-GAAP operating profit (loss) and non-GAAP net profit (loss), each a non-GAAP financial measure, is useful in evaluating the performance of our business.

These non-GAAP measures have limitations as an analytical tool. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors should also note that the non-GAAP financial measures we use may not be the same non-GAAP financial measures, and may not be calculated in the same manner, as that of other companies, including other companies in our industry.

We recommend that you review the reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures provided in the financial statement tables included below in this press release, and that you not rely on any single financial measure to evaluate our business. Additionally, to the extent that forward-looking non-GAAP financial measures are provided, they are presented on a non-GAAP basis without reconciliations of such forward-looking non-GAAP measures due to the inherent difficulty in forecasting and quantifying certain amounts that are necessary for such reconciliations.

The following are the non-GAAP financial measures referenced in this press release and presented in the tables below:

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Non-GAAP gross margin is defined as GAAP gross profit (loss), less stock-based compensation expense, amortization, and certain non-recurring costs, divided by revenue.
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Non-GAAP operating profit (loss) is defined as GAAP operating profit (loss) less stock-based compensation expense, amortization, and certain non-recurring costs.
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Non-GAAP net profit (loss) is defined as GAAP net profit (loss) less stock-based compensation expense, net change in fair value of warrant liabilities and contingent earnout liabilities, amortization, and certain non-recurring costs.

Additional Information and Where to Find It

In connection with the proposed transaction between Markforged and Nano Dimension, Markforged filed a preliminary proxy statement on Schedule 14A (the “preliminary proxy statement”) relating to a special meeting of its stockholders with the Securities and Exchange Commission (“SEC”) on October 21, 2024. Promptly after filing its definitive proxy statement with the SEC, Markforged intends to mail the definitive proxy statement (the “definitive proxy statement”) and a proxy card to each stockholder entitled to vote at the special meeting relating to the proposed transaction. Markforged may also file other relevant documents with the SEC in connection with the proposed transaction. This document is not a substitute for the preliminary proxy statement, the definitive proxy statement or any other document that Markforged may file with the SEC. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PRELIMINARY PROXY STATEMENT, THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (if and when available) and other filings containing important information about Markforged and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Markforged will be available free of charge on Markforged’s website at https://investors.markforged.com/sec-filings.

Participants in the Solicitation

Markforged, Nano Dimension and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Markforged is set forth in Markforged’s proxy statement for its 2024 Annual Meeting of Stockholders, which was filed with the SEC on April 26, 2024. Information about the directors and executive officers of Nano Dimension is set forth in Nano Dimension’s Annual Report on Form 20-F, which was filed with the SEC on March 21, 2024. Markforged stockholders may obtain additional information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the proposed transaction, including the interests of the Markforged directors and executive officers in the transaction, which may be different than those of Markforged’s stockholders generally, by reading the preliminary proxy statement, definitive proxy statement (if and when available) and any other relevant documents that are filed or will be filed with the SEC relating to the transaction. You may obtain free copies of these documents using the sources indicated above.

Forward-Looking Statements

Any statements in this message about Markforged’s future expectations, plans and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.

Such statements are subject to risks and uncertainties and actual results may differ materially from those expressed or implied by such forward-looking statements. Such forward-looking statements include statements relating to the proposed transaction between Markforged and Nano Dimension, the benefits sought to be achieved through the transaction, the anticipated timing of the transaction, the potential effects of the transaction, the possibility of any termination of the merger agreement, the ability of Markforged and Nano Dimension to complete the transactions contemplated by the merger agreement, including the parties’ ability to satisfy the conditions to the consummation of the merger contemplated thereby and the other conditions set forth in the merger agreement, Markforged’s business and expectations regarding outlook and all underlying assumptions, Nano Dimension’s and Markforged’s objectives, plans and strategies, operating trends in markets where Markforged operates, projections of results of operations or of financial condition and all other statements other than statements of historical fact that address activities, events or developments that Markforged intends, expects, projects, believes or anticipates will or may occur in the future. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. All statements in this communication, other than statements of historical fact, are forward-looking statements that may be identified by the use of the words “outlook,” “guidance,” “expects,” “believes,” “anticipates,” “should,” “estimates,” “may,” “will,” “intends,” “projects,” “could,” “would,” “estimate,” “potential,” “continue,” “plan,” “target,” or the negative of these words or similar expressions. These forward-looking statements involve known and unknown risks and uncertainties, which may cause Markforged’s actual results and performance to be materially different from those expressed or implied in the forward-looking statements. Factors and risks that may cause Markforged’s or Nano Dimension’s actual results or performance to be materially different from those expressed or implied in the forward-looking statements include, but are not limited to: (i) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (ii) the effect of the announcement of the proposed transaction on the ability of Markforged to operate its business and retain and hire key personnel and to maintain favorable business relationships; (iii) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; (v) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction, including the receipt of required regulatory approvals and the requisite approval of Markforged stockholders; (vi) the response of competitors, suppliers and customers to the proposed transaction; (vii) risks associated with the disruption of management’s attention from ongoing business operations due to the proposed transaction; (viii) significant costs associated with the proposed transaction; (ix) potential litigation relating to the proposed transaction; (x) restrictions during the pendency of the proposed transaction that may impact Markforged’s ability to pursue certain business opportunities; and (xi) other risks, uncertainties and factors discussed and described in reports filed with the SEC by Markforged and Nano Dimension from time to time, including those under the heading “Risk Factors” in their respective most recently filed reports on Form 10-K, 10-Q or 20-F, as applicable, and subsequent filings with the SEC.

The forward-looking statements included in this communication are made only as of the date hereof. Markforged undertakes no obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

Media
Sam Manning, Public Relations Manager

sam.manning@markforged.com

Investors

Austin Bohlig, Director of Investor Relations

investors@markforged.com

MARKFORGED HOLDING CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
As of September 30, 2024 and December 31, 2023
(In thousands, except share data and par value amounts) (Unaudited)

	September 30, 2024	December 31, 2023
Assets
Current assets
Cash and cash equivalents	$59,279	$116,854
Restricted cash	19,371	—
Accounts receivable, net of allowance for expected credit losses ($461 and $360, respectively)	19,899	24,059
Inventory	21,672	26,773
Prepaid expenses	3,141	2,756
Other current assets	2,218	2,022
Total current assets	125,580	172,464
Property and equipment, net	15,864	17,713
Intangible assets, net	21,328	17,128
Right-of-use assets	31,496	36,884
Other assets	2,976	3,763
Total assets	$197,244	$247,952
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$10,319	$13,235
Accrued expenses	10,061	9,840
Settlement payable	18,000	—
Deferred revenue	8,343	8,779
Lease liabilities	5,758	7,368
Other current liabilities	—	1,526
Total current liabilities	52,481	40,748
Long-term settlement payable	5,181	—
Long-term deferred revenue	4,686	6,083
Contingent earnout liability	7,653	1,379
Long-term lease liabilities	27,809	35,771
Other liabilities	1,476	2,361
Total liabilities	99,286	86,342
Commitments and contingencies
Stockholders’ equity
Common stock, $0.0001 par value; 100,000,000 shares authorized at September 30, 2024 and December 31, 2023; 20,495,979 and 19,858,127 shares issued and outstanding at September 30, 2024 and December 31, 2023, respectively	19	19
Additional paid-in capital	376,435	366,281
Accumulated deficit	(278,378)	(204,664)
Accumulated other comprehensive (loss) income	(118)	(26)
Total stockholders’ equity	97,958	161,610
Total liabilities and stockholders’ equity	$197,244	$247,952

MARKFORGED HOLDING CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
For the Three and Nine Months Ended September 30, 2024 and 2023
(In thousands, except share data and per share data) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Revenue	$20,484	$20,075	$62,719	$69,614
Cost of revenue	10,441	10,907	31,665	36,891
Gross profit	10,043	9,168	31,054	32,723
Operating expenses
Sales and marketing	8,144	8,194	24,514	28,436
Research and development	7,850	9,724	26,845	30,390
General and administrative	11,162	12,202	33,661	36,450
Goodwill impairment	—	29,467	—	29,467
Litigation judgment	423	—	17,723	—
Total operating expenses	27,579	59,587	102,743	124,743
Loss from operations	(17,536)	(50,419)	(71,689)	(92,020)
Change in fair value of derivative liabilities	63	(94)	189	220
Change in fair value of contingent earnout liability	(7,408)	(2,502)	(6,274)	(2,509)
Other expense	471	(55)	252	(277)
Interest expense	(169)	(127)	(493)	(243)
Interest income	1,021	1,602	3,651	4,870
Loss before income taxes	(23,558)	(51,595)	(74,364)	(89,959)
Income tax (benefit) expense	(188)	(233)	(650)	(590)
Net loss	$(23,370)	$(51,362)	$(73,714)	$(89,369)
Weighted average shares outstanding - basic and diluted	20,330,917	19,741,014	20,129,099	19,639,131
Net loss per share - basic and diluted	$(1.15)	$(2.60)	$(3.66)	$(4.55)

MARKFORGED HOLDING CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

For the Three and Nine Months Ended September 30, 2024 and 2023

(In thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(23,370)	$(51,362)	$(73,714)	$(89,369)
Other comprehensive loss, net of taxes:
Unrealized loss on available-for-sale marketable securities, net	—	(17)	—	(42)
Foreign currency translation adjustment	894	(993)	(92)	(2,539)
Total comprehensive income (loss)	$(22,476)	$(52,372)	$(73,806)	$(91,950)

MARKFORGED HOLDING CORPORATION
DISAGGREGATED REVENUE BY NATURE OF PRODUCTS AND SERVICES
(In thousands) (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Hardware	$11,591	$12,154	$35,515	$43,855
Consumables	5,770	5,162	18,088	18,099
Services	3,123	2,759	9,116	7,660
Total Revenue	$20,484	$20,075	$62,719	$69,614

MARKFORGED HOLDING CORPORATION
DISAGGREGATED REVENUE BY GEOGRAPHIC LOCATION
(In thousands) (Unaudited)
	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands)	2024	2023	2024	2023
Americas	$10,351	$10,047	$30,134	$32,487
EMEA	6,259	5,713	19,379	21,823
APAC	3,874	4,315	13,206	15,304
Total Revenue	$20,484	$20,075	$62,719	$69,614

MARKFORGED HOLDING CORPORATION
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(In thousands) (Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2024	2023	2024	2023
Net loss	$(23,370)	$(51,362)	$(73,714)	$(89,369)
Stock compensation expense	3,142	4,112	9,848	10,158
Change in fair value of derivative liabilities	(63)	94	(189)	(220)
Change in fair value of contingent earnout liability	7,408	2,502	6,274	2,509
Amortization	392	249	1,141	780
Goodwill impairment	—	29,467	—	29,467
Litigation judgment	423	—	17,723	—
Non-recurring costs[1]	2,519	1,147	6,360	7,039
Non-GAAP net loss	$(9,549)	$(13,791)	$(32,557)	$(39,636)

[1]Non-recurring costs incurred during the three and nine months ended September 30, 2024 and 2023 relate to litigation, severance costs, transaction expenses, and gain on lease termination.

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP Cost of Revenue	2024	2023	2024	2023
Cost of revenue	$10,441	$10,907	$31,665	$36,891
Stock compensation expense	28	39	112	201
Amortization	357	214	1,065	660
Non-GAAP Cost of Revenue	10,056	10,654	30,488	36,030

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP Gross Profit	2024	2023	2024	2023
Gross profit	$10,043	$9,168	$31,054	$32,723
Stock compensation expense	28	39	112	201
Amortization	357	214	1,065	660
Non-GAAP gross profit	10,428	9,421	32,231	33,584

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP Sales and Marketing Expenses	2024	2023	2024	2023
Sales and marketing expenses	$8,144	$8,194	$24,514	$28,436
Stock compensation expense	360	448	1,152	1,423
Amortization	35	35	76	120
Non-recurring costs[1]	313	—	313	—
Non-GAAP sales and marketing expenses	7,436	7,711	22,973	26,893

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP Research and Development Expenses	2024	2023	2024	2023
Research and development expenses	$7,850	$9,724	$26,845	$30,390
Stock compensation expense	804	1,195	2,913	3,524
Non-recurring costs[1]	880	—	880	—
Non-GAAP research and development expenses	6,166	8,529	23,052	26,866

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP General and Administrative Expenses	2024	2023	2024	2023
General and administrative expenses	$11,162	$12,202	$33,661	$36,450
Stock compensation expense	1,950	2,430	5,671	5,010
Non-recurring costs[1]	2,299	1,147	6,140	7,039
Non-GAAP general and administrative expenses	6,913	8,625	21,850	24,401

	Three Months Ended September 30,		Nine Months Ended September 30,
Non-GAAP Operating Loss	2024	2023	2024	2023
Operating loss	$(17,536)	$(50,419)	$(71,689)	$(92,020)
Stock compensation expense	3,142	4,112	9,848	10,158
Amortization	392	249	1,141	780
Goodwill impairment	—	29,467	—	29,467
Litigation judgment	423	—	17,723	—
Non-recurring costs[1]	3,492	1,147	7,333	7,039
Non-GAAP operating loss	(10,087)	(15,444)	(35,644)	(44,576)

Markforged Contacts:

Media

Sam Manning, Public Relations Manager

sam.manning@markforged.com

Investors

Austin Bohlig, Director of Investor Relations

investors@markforged.com